                                                                    Exhibit 10.1
                                                                    ------------

          The following are the forms of employment agreement between the Company and each of its executive officers. The agreements are substantially the same except for job descriptions and compensation levels, which vary for each executive officer.

                                                   (Executive Committee Members)

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

         THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT is entered into as of the ____ day of ____, 199_, by and between REVCO D.S., INC., a Delaware corporation (the "Company"), and _______________ ("Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee desire to enter into this Amended and Restated Employment Agreement as hereinafter set forth;

         NOW, THEREFORE, the Company and Employee agree as follows:

         1.       Employment; Contract Period.
                  ----------------------------

               (a) During the period specified in subparagraph 1(b), the Company shall employ Employee, and Employee shall serve the Company, as _________________, based on the terms and subject to the conditions set forth herein.

               (b) The term of Employee's employment hereunder shall continue until terminated as provided herein (such period commencing on the date hereof is hereafter referred to as the "Term").

         2.       Position; Duties; Responsibilities.
                  -----------------------------------
         At all times during the Term, Employee shall:

               (a) Hold the position and have the duties and responsibilities of, as those duties and responsibilities may be defined and delimited, from time to time, by the President and Chief Executive Officer (the "President"). Employee's responsibilities will include
                    -------------------------------------------------------.

               (b) Adhere to the policies and directives promulgated, from time to time, by the Board of Directors of the Company (the "Board").

               (c) Observe the Company policies applicable to executive officers of the Company.

               (d) Devote his entire business time, energy, and talent to the business, and to the furtherance of the purposes and objectives, of the Company, and neither directly nor indirectly act as an employee of or render any business, commercial, or professional services to any other person, firm or organization for compensation, without the prior written approval of the President.

         Nothing in this Agreement shall preclude Employee from devoting reasonable periods of time to charitable and community activities or the management of his investment assets, provided such activities do not interfere with the performance by Employee of his duties hereunder and, provided further that Employee shall not invest in any business (other than the Company) engaged to a material extent in the retail drug business. Any investment in the Company shall be made in accordance with the Company's Insider Trading Policy.

     3. SALARY AND BONUS; OTHER BENEFITS. For services rendered by Employee on behalf of the Company during the Term:

                  (a) The Company shall pay to Employee, in equal installments, according to the Company's current practice in effect from time to time during the Term, a base salary at the initial rate of $____________. This salary shall be subject to annual review by the President and the Human Resources Committee of the Board and may be increased to the extent, if any, the President and the Human Resources Committee of the Board may determine.

                  (b) Employee shall be eligible for participation in the Company's Executive Incentive Compensation Program in accordance with the provisions of that program.

                  (c) Employee shall not be entitled to receive any base salary during any period in which he receives disability benefits under the Company's Long-Term Disability Income Protection Plan.

                  (d) Employee shall be eligible for participation in such other benefit plans, including but not limited to the Company's Retirement Income Plan and Trust, Split Dollar Insurance and Supplemental Retirement Plans, Short-Term and Long-Term Disability Income Protection Plans, the 401(k) Savings Plan (unless participation therein would adversely affect the tax deferred status of account balances in such plan) and the 1992 Long-Term Incentive Plan, as the Company's

                    Board of Directors may adopt from time to time for all executive officers. Such participation shall be subject to the terms and conditions set forth in the applicable plan documents, except that preconditions shall be waived for the Split Dollar Insurance Plan. Employee shall further be entitled to take, during each one-year period commencing with the anniversary date of his employment with the Company, vacation time equal to the greater of (i) four weeks, or (ii) the amount of vacation time to which Employee is entitled under the Company's vacation policy.

               (e) Employee shall be entitled to have a Company car, a Company-paid annual physical examination and Company-paid financial planning services for such time as those benefits are provided to all senior officers.

         4. MEDICAL AND LIFE INSURANCE BENEFITS. Employee shall be entitled to participate in the Company's Group Term Life Insurance Plan and Comprehensive Medical/Dental Plan for as long as each of these plans is maintained by the Company for its executive officers generally. The Group Term Life Insurance Plan will provide group term life insurance for Employee in an amount equal to 1.5 times the Employee's base compensation.

         5. Termination.
            ------------

               (a) Employee's employment hereunder will terminate without further notice upon the death of Employee.

               (b) The Company may terminate Employee's employment hereunder effective immediately upon giving notice of such termination if Employee commits an act of gross misconduct. For these purposes, "gross misconduct" shall include, but is not limited to, any of the following:

                    (i) Commission of an act of fraud, embezzlement, theft, or other criminal act constituting a felony, or

                    (ii) breach or default by Employee of any of his agreements or obligations under any provision of this Agreement, including, without limitation, his agreements and obligations under Subparagraphs 2(a) through 2(d) of this Agreement, which is not cured in all substantial respects within ten (10) days after the Company gives notice thereof to Employee.

               (c) Employee's employment hereunder may be terminated upon disability, if Employee is prevented from performing his duties hereunder by reason of physical or mental incapacity for a period of one hundred eighty (180) days.

               (d) The Company may terminate Employee's employment hereunder without cause at any time upon thirty (30) days written notice.

               (e) Employee may terminate his employment hereunder effective immediately upon giving notice of such termination for "good reason", as defined in subsection 5(g) below.

               (f) Employee may terminate his employment hereunder without cause or good reason at any time upon thirty (30) days written notice.

               (g) For purposes of this Agreement, "good reason" means the occurrence of a material reduction in the aggregate direct remuneration or any reduction in the position or office of Employee, any material reduction in responsibilities or duties provided for in accordance with Employee's employment arrangement with the Company, any material adverse change or reduction in the aggregate employee benefits, perquisites or fringe benefits contemplated under such arrangement (provided that any material reduction in such aggregate employee benefits, perquisites or fringe benefits that is required by law or applies generally to all employees of the Company shall not constitute "good reason" as defined hereunder), a change in Employee's reporting relationship, or any relocation of the Employee's principal place of work with the Company to a place more than fifty (50) miles from the geographical center of Cleveland, Ohio. As used in this
                    Section 5(g), a "material reduction" in the aggregate direct remuneration or in the aggregate employee benefits, perquisites or fringe benefits shall be deemed to result from any reduction or any series of reductions which, in the aggregate, exceeds five percent (5%) of such aggregate direct remuneration or such aggregate employee benefits, perquisites or fringe benefits, as the case may be. Employee shall give written notice to the Company on or before the date of termination of employment for good reason specifying in detail the reasons for such termination. If the Company does not object to such notice by notifying Employee in writing within thirty (30) days, it shall be deemed accepted.

         6.       Severance Compensation.
                  -----------------------

               (a) If, at any time during the Term, Employee's employment is terminated by the Company other than for gross misconduct or is terminated by Employee for good reason, then, through the expiration of two years after the effective date of termination, the Company shall:

                    (i) continue to pay Employee's base salary in the amounts and at the times provided in Subparagraph 3(a) hereof;

                    (ii) continue in effect the medical/dental coverage, long
                         and short-term disability protection, and any life insurance protection, including the Split Dollar Insurance Death benefits, being provided to Employee immediately prior to his termination;

                    (iii) continue in effect the Company-paid annual physical
                         examination and financial planning services being provided to Employee immediately prior to his termination; and

                    (iv) permit Employee to purchase his Company car at the
                         car's wholesale value as reported in the current, as of the purchase date, edition of the Automotive Market Research (AMR) publication.

               (b) If, at any time during the Applicable Period (as defined below), Employee's employment is terminated by the Company other than for gross misconduct or by Employee for good reason, then the Company shall continue to pay Employee's base salary, and shall continue in effect the benefits being provided to Employee immediately prior to his termination, in accordance with the provisions of Exhibit A to this Employment Agreement, which is hereby incorporated into this Employment Agreement by reference.

                    "Applicable Period" shall mean the period beginning on the date that a "change in control", as defined in the Company's 1992 Long-Term Incentive Plan in effect as of the date of this Agreement and set forth in Exhibit B to this Employment Agreement, which is hereby incorporated into this Employment Agreement by reference, occurs, and ending on the last day for which severance pay would be payable under Paragraph I.A of Exhibit A to this Employment Agreement (after taking into account Employee's election thereunder) had

                    Employee been terminated as of the "change in control" date. After the Applicable Period, if Employee's employment is terminated as provided in Subsection 6(a) above, Employee shall be entitled to receive the severance compensation and benefits described in such subsection.

               (c) If Employee's employment hereunder is terminated other than as specified in subparagraph 6(a) or 6(b), then, except as otherwise specifically provided in this Agreement or in a Company plan, no further compensation or benefits will be provided to Employee by the Company under this Agreement following the date of such termination.

               (d) The Company shall reimburse Employee's reasonable attorneys' fees incurred by Employee to enforce the provisions of this Employment Agreement.

         7. CONFIDENTIAL INFORMATION. Employee agrees that he will not, during the Term or at any time thereafter, either directly or indirectly, disclose or make known to any other person, firm, or corporation any confidential information, trade secret or proprietary information of the Company that Employee may acquire in the performance of Employee's duties hereunder. Upon the termination of Employee's employment with the Company, Employee agrees to deliver forthwith to the Company any and all literature, documents, correspondence, and other materials and records furnished to or acquired by Employee during the course of such employment.

         8. NON-COMPETITION. During any period in which Employee is receiving a base salary under this Agreement, whether during the Term or following termination pursuant to subsection 6(a) or 6(b), Employee shall not act as a proprietor, investor, director, officer, employee, substantial stockholder, consultant, or partner in any business engaged to a material extent in the retail drug business in direct competition with the Company in any market. Following any termination under subsection 6(a) or 6(b), Employee may obtain a release from the non-competition covenant contained in this Paragraph 8 by delivering to the Company a written waiver of Employee's right to receive any further compensation or benefits pursuant to subsection 6(a) or 6(b). If Employee violates the non-competition covenant contained in this Paragraph 8, the Company shall be relieved of any obligation to make payments or to provide benefits to Employee pursuant to subsection 6(a) or 6(b) and Employee shall return to the Company an amount equal to the value of any such payments or benefits provided to Employee while he was in the violation of this non-competition covenant.

         9. NOTICES. For purposes of this Agreement, all communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the Company, Attention: D. Dwayne Hoven, President and Chief Executive Officer, and Jack A. Staph, Senior Vice President, Secretary and General Counsel, at its principal executive office and to Employee at his principal residence, or to such other address as either party may have furnished to the other in writing and in accordance herewith; except that notices of change of address shall be effective only upon receipt.

         10. ASSIGNMENT; BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Employee, the Company, and the Company's successors and assigns. No right, benefit or interest of Employee hereunder shall be subject to assignment, anticipation, alienation, sale, encumbrance, charge, pledge, hypothecation, or to execution, attachment, levy, or similar process; except that Employee may assign any right, benefit, or interest hereunder if such assignment is permitted under the terms of any plan or policy of insurance or annuity contract governing such right, benefit, or interest.

         11. INVALID PROVISIONS. Any provisions of this Agreement that is prohibited or unenforceable shall be ineffective to the extent, but only to the extent, of such prohibition or unenforceability without invalidating the remaining portions hereof and such remaining portions of this Agreement shall continue to be in full force and effect. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable, the parties will negotiate in good faith to replace such provision with another provision that will be valid or enforceable and that is as close as practicable to the provisions held invalid or unenforceable.

         12. ENTIRE AGREEMENT, MODIFICATION. This Agreement contains the entire agreement between the parties with respect to the employment of Employee by the Company and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties, whether verbal or written. No modification, amendment, or waiver of any of the provisions of this Agreement shall be effective unless in writing, specifically referring hereto, and signed by both parties.

         13. WAIVER OF BREACH. The failure at any time to enforce any of the provisions of this Agreement or to require performance by the other party of any of the provisions of this Agreement shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement or any part of this Agreement or the right of either party thereafter to enforce each and every provision of this Agreement in accordance with the terms of this Agreement.

         14. GOVERNING LAW. This Agreement has been made in, and shall be governed and construed in accordance with the laws of, the State of Ohio.

         IN WITNESS WHEREOF, the Company and Employee have executed this Agreement on the day and year first above written.

                                     REVCO D.S., INC.



                                     By:_________________________________
                                          D. Dwayne Hoven
                                          President and Chief Executive Officer


                                     EMPLOYEE



                                     ------------------------------------

                                                                       EXHIBIT A
                                                                       ---------


                    CHANGE IN CONTROL SEVERANCE ENHANCEMENTS
                    ----------------------------------------


I.       ENHANCED SEVERANCE AND BENEFITS
         -------------------------------

          A. At Employee's election, submitted in writing to the Company within five (5) business days from the date of Employee's termination of employment, EITHER:

               (1) the term "two years" in Section 6(a) of the Employment Agreement shall be deleted and replaced by the term "three years"; OR

               (2) the phrase "base salary" in Section 6(a)(i) of the Employment Agreement shall be deleted and replaced by the phrase "base salary plus annual bonus (assuming pro rata payment of such amount with base salary)." For this purpose, a year's "annual bonus" shall mean Employee's target bonus under the Company's bonus plan for the full fiscal year immediately preceding the change in control, and "base salary" shall mean the highest base pay paid to Employee during any one of the Company's three immediately preceding fiscal years, provided that base pay for the then-current fiscal year shall be calculated on an annualized basis, if necessary.

          B.   The benefit continuation provided for under Sections 6(a)(ii) and
               (iii) of the Employment Agreement (as extended under Paragraph I.A(1) above) shall be provided to Employee under the Company's benefit plans on terms at least as favorable to Employee as those in effect immediately prior to the change in control; provided that to the extent Employee receives comparable benefits from, and at the expense of, a subsequent employer, such benefits from the Company shall cease.

          C. The severance pay payable under Section 6(a)(i) of the Employment Agreement, as modified under Paragraph I.A above, shall be aggregated without reduction and paid in a lump sum promptly after termination of Employee's employment.

          D. The requirements of Section 8 of the Employment Agreement shall not apply to Employee.

II. BONUS FOR CURRENT FISCAL YEAR. The Company or any successor thereto shall pay Employee a cash bonus for the fiscal year in which termination occurs calculated based on the Company's financial results as of the date of termination, and annualized to equal a bonus for a twelve (12) month period.

III. SERP. Employee shall continue to be provided with coverage and benefits under the Revco D.S., Inc. Supplemental Retirement and Survivor Benefit Plan (the "SERP Plan") except that:

     A. Employee shall be credited with additional service for vesting and benefit accrual purposes in an amount equal to the period in respect of which Employee's severance benefits under Section 6(a) of the Employment Agreement are being paid, after taking into account the enhancement under Paragraph I.A(1) above;

     B. The provisions of Article V, Section 5 of the Supplemental Retirement and Survivor Benefit Plan requiring divestiture if a participant "engages in Competition" shall not be applicable to Employee; and

     C. The Company shall contribute to a rabbi trust in amounts sufficient to pay one hundred percent (100%) of Employee's SERP Plan benefits, as enhanced pursuant to Paragraph III.A above, and shall at the Company's sole cost and expense arrange for the SERP Plan to be administered by an independent third party administrator.

Company and any successor thereto shall remain obligated to honor and pay all benefits under the SERP Plan, as enhanced hereunder.

IV. CASH PAYMENT. The Company shall make a cash payment to Employee at the time set forth below equal to the amount of excise taxes (i.e., the "excise tax gross-up payment") which Employee would be required to pay pursuant to
     Section 4999 of the Internal Revenue Code of 1986, as amended ("Code"), as a result of any payments made by or on behalf of the Company or any successor thereto resulting in an "excess parachute payment" within the meaning of Section 280G(b) of the Code. In addition to the foregoing, the cash payment due to Employee under this Paragraph IV shall be increased by the aggregate of the amount of federal, state and local income and excise taxes for which Employee will be liable on account of the cash payment to be made under this Paragraph IV, such that Employee will receive the excise tax gross-up payment net of all income and excise taxes imposed on him or her on account of the receipt of the excise tax gross-up payment. The computation of this payment shall be determined, at the expense of the Company, by an independent accounting, actuarial or consulting firm selected by the Company. Payment of the cash amount set forth above shall be made at such time as the Company shall determine, in its sole discretion, but in no event later than the date five (5) business days before the due date, without regard to any extension, for filing Employee's federal income tax return for the calendar year which includes the date as of which the aforementioned "excess parachute payments" are determined. Notwithstanding the foregoing, there shall be no duplication of payments by the Company under this Paragraph IV in respect of excise taxes under
     Section 4999 of the Code to the extent the Company is making cash payments in respect of such excise taxes for any other arrangement with Employee. In the event that Employee is ultimately assessed with excise taxes under
     Section 4999 of the Code as a result of payments made by the Company or any successor thereto which exceed the amount of excise taxes used in computing Employee's payment under this Paragraph IV, the Company or its successor shall indemnify Employee for such additional excise taxes plus any additional excise taxes, income taxes, interest and penalties resulting from the additional excise taxes and the indemnity hereunder.

V.   OTHER BENEFITS.
     ---------------

     A. LONG TERM INCENTIVE PLAN. Subject to the requirements of applicable law and any administrative procedures and policies deemed appropriate by the Company, the Company shall make a cashless exercise procedure available to Employee for the exercise of Employee's options under the 1992 Long Term Incentive Plan ("LTIP"), to the extent vested (including options which became vested in connection with a "Change in Control" under the terms of Employee's Award Agreements under the
          LTIP), pursuant to which Employee will receive cash upon the exercise of options without making any direct payment of cash or property to the Company. The net amount due to Employee, after payment of the exercise price and taxes in accordance with applicable provisions of the LTIP, will be paid by the Company based on the greater of (i) the fair market value of the Company's shares of common stock, and (ii) the highest per share consideration to be paid for the Company's shares in any Change in Control transaction. SEE Section V.C below for special provisions applicable to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     B. EMPLOYEE STOCK PURCHASE PLAN. The then-current offering period under the Employee Stock Purchase Plan ("ESPP") shall be shortened so as to enable Employee to exercise options thereunder as of the date occurring as soon as administratively practicable. The date used under the preceding sentence shall be deemed to be the last day of the current offering for all purposes of the ESPP. See Section V.C below for special provisions applicable to individuals subject to Section 16 of the Exchange Act.

     C. CASH PAYMENTS. If Employee is subject to Section 16 of the Exchange Act, then to the extent Employee would be deprived of the benefits of exercise under the LTIP and/or the ESPP, as described above, by reason of such Section or the Rules issued thereunder, Employee shall be provided with the alternative of receiving a cash payment approximating the loss of such benefits under a cash compensation plan implemented by the Company.

     D. OUTPLACEMENT SERVICES. In the event of Employee's termination of employment other than for cause within the period ending one (1) year from the change in control, the Company or any successor thereto will provide Employee with outplacement services from a recognized outplacement provider selected by the Company.

VI. ADDITIONAL CONSIDERATIONS. To the extent any provisions of this Exhibit A modify the terms of any existing plan, policy or arrangement affecting the compensation or benefits of Employee, such modification as set forth herein shall be deemed amendments to such plan, policy or arrangement as to Employee, and Employee consents to such amendments.

                                                                       EXHIBIT B
                                                                       ---------



          (Excerpt from the LTIP, as adopted on July 27, 1992. All defined terms used in the definition of "Change in Control", including those set forth below, are also incorporated into this Agreement by reference.)


     "CHANGE IN CONTROL" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirements; provided, that, without limitation, a Change in Control shall be deemed to have occurred if:

     a) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that: (i) the twenty percent (20%) threshold of this clause (a) shall be increased to fifty percent (50%) in the case of any such "person" who, on the date this Plan is adopted by the Board, is such a "beneficial owner" directly or indirectly, of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's then outstanding securities; and (ii) a Change in Control shall not be deemed to occur under this clause (a) by reason of the acquisition of securities by the Company or an employee benefit plan (or any trust funding such a plan) maintained by the Company, or by reason of the new issuance of securities directly by the Company;

     (b) during any period of one (1) year there shall cease to be a majority of the Board comprised of Continuing Directors; or

     (c) (i) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

     "COMPANY" means Revco D.S., Inc., and, solely for purposes of Sections 2.4 and 19 of the Plan, any other corporation in an unbroken chain of corporations ending with

Revco D.S., Inc. that owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of Revco D.S., Inc.

         "CONTINUING DIRECTORS" means individuals who at the beginning of any period (not including any period prior to the adoption of this Plan) of one (1) year constitute the Board, any new director(s) duly selected as a nominee or nominees pursuant to the Stockholder's Agreement dated as of June 1, 1992 by and between the Company and Zell/Chilmark Fund L.P., as such agreement may be amended, restated, supplemented or otherwise modified from time to time, and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

                                                               (Officer Version)
                                                               -----------------

                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS EMPLOYMENT AGREEMENT is entered into as of the ___ day of ______, 199_, by and between REVCO D.S., INC., a Delaware corporation (the "Company"), and ____________________ ("Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company and Employee desire to enter into this Employment Agreement as hereinafter set forth;

     NOW, THEREFORE, the Company and Employee agree as follows:

     1. Employment; Contract Period.
        ---------------------------

          (a) During the period specified in subparagraph 1(b), the Company shall employ Employee, and Employee shall serve the Company, as ________________, based on the terms and subject to the conditions set forth herein.

          (b) The term of Employee's employment hereunder shall continue until terminated as provided herein (such period commencing on the date hereof is hereafter referred to as the "Term").

     2. Position; Duties; Responsibilities.
        -----------------------------------

     At all times during the Term, Employee shall:

          (a) Hold the position and have the duties and responsibilities of _______________, as those duties and responsibilities may be defined and delimited, from time to time, by the _______________ (the "_____________"). Employee's responsibilities will include

               -------------------------------------------------------.

          (b) Adhere to the policies and directives promulgated, from time to time, by the Board of Directors of the Company (the "Board").

          (c) Observe the Company policies applicable to executive officers of the Company.

          (d) Devote his entire business time, energy, and talent to the business, and to the furtherance of the purposes and objectives, of the Company, and neither directly nor indirectly act as an employee of or render any business, commercial, or professional services to any other person, firm or organization for compensation, without the prior written approval of the
               ___________________.

     Nothing in this Agreement shall preclude Employee from devoting reasonable periods of time to charitable and community activities or the management of his investment assets, provided such activities do not interfere with the performance by Employee of his duties hereunder and, provided further that Employee shall not invest in any business (other than the Company) engaged to a material extent in the retail drug business. Any investment in the Company shall be made in accordance with the Company's Insider Trading Policy.

     3. SALARY AND BONUS; OTHER BENEFITS. For services rendered by Employee on behalf of the Company during the Term:

          (a) The Company shall pay to Employee, in equal installments, according to the Company's current practice in effect from time to time during the Term, a base salary at the initial rate of $__________. This salary shall be subject to annual review by the ___________________ and may be increased to the extent, if any, the ___________________ may determine, in his discretion, based on Company compensation guidelines.

          (b) Employee shall be eligible for participation in the Company's Executive Incentive Compensation Program in accordance with the provisions of that program.

          (c) Employee shall not be entitled to receive any base salary during any period in which he receives disability benefits under the Company's Long-Term Disability Income Protection Plan.

          (d) Employee shall be eligible for participation in such other benefit plans, including but not limited to the Company's Retirement Income Plan and Trust, Split Dollar Insurance and Supplemental Retirement Plans, Short-Term and Long-Term Disability Income Protection Plans, the 401(k) Savings Plan (unless participation therein would adversely affect the tax deferred status of account balances in such plan), Stock Purchase Plan and the 1992 Long-Term Incentive Plan, as the Company's Board of Directors may adopt from time to time for all executive officers. Such participation shall be subject to the terms and conditions set forth in the applicable plan documents, except that preconditions shall be waived for the Split Dollar Insurance Plan. Employee shall further be entitled to take, during each one-year period commencing with the anniversary date of his employment with the Company, vacation time equal to the greater of (i) four weeks, or (ii) the amount of vacation time to which Employee is entitled under the Company's vacation policy.

          (e) Employee shall be entitled to have a Company car and a Company-paid annual physical examination for such time as those benefits are provided to all officers.

     4. MEDICAL AND LIFE INSURANCE BENEFITS. Employee shall be entitled to participate in the Company's Group Term Life Insurance Plan and Comprehensive Medical/Dental Plan for as long as each of these plans is maintained by the Company for its executive officers generally. The Group Term Life Insurance Plan will provide group term life insurance for Employee in an amount equal to 1.5 times the Employee's base compensation.

     5. Termination.
        ------------

          (a) Employee's employment hereunder will terminate without further notice upon the death of Employee.

          (b) The Company may terminate Employee's employment hereunder effective immediately upon giving notice of such termination if Employee commits an act of gross misconduct. For these purposes, "gross misconduct" shall include, but is not limited to, any of the following:

               (i) Commission of an act of fraud, embezzlement, theft, or other criminal act constituting a felony, or

               (ii) breach or default by Employee of any of his agreements or obligations under any provision of this Agreement, including, without limitation, his agreements and obligations under Subparagraphs 2(a) through 2(d) of this Agreement, which is not cured in all substantial respects within ten (10) days after the Company gives notice thereof to Employee.

          (c) Employee's employment hereunder may be terminated upon disability, if Employee is prevented from performing his duties hereunder by reason of physical or mental incapacity for a period of one hundred eighty (180) days.

          (d) The Company may terminate Employee's employment hereunder without cause at any time upon thirty (30) days written notice.

          (e) Employee may terminate his employment hereunder effective immediately upon giving notice of such termination for "good reason", as defined in subsection 5(g) below.

          (f) Employee may terminate his employment hereunder without cause or good reason at any time upon thirty (30) days written notice.

          (g) For purposes of this Agreement, "good reason" means the occurrence of a material reduction in the aggregate direct remuneration or any reduction in the position or office of Employee, any material reduction in responsibilities or duties provided for in accordance with Employee's employment arrangement with the Company, any material adverse change or reduction in the aggregate employee benefits, perquisites or fringe benefits contemplated under such arrangement (provided that any material reduction in such aggregate employee benefits, perquisites or fringe benefits that is required by law or applies generally to all employees of the Company shall not constitute "good reason" as defined hereunder), a change in Employee's reporting relationship, or any relocation of the Employee's principal place of work with the Company to a place more than fifty (50) miles from the geographical center of Cleveland, Ohio. As used in this
               Section 5(g), a "material reduction" in the aggregate direct remuneration or in the aggregate employee benefits, perquisites or fringe benefits shall be deemed to result from any reduction or any series of reductions which, in the aggregate, exceeds five percent (5%) of such aggregate direct remuneration or such aggregate employee benefits, perquisites or fringe benefits, as the case may be. Employee shall give written notice to the Company on or before the date of termination of employment for good reason specifying in detail the reasons for such termination. If the Company does not object to such notice by notifying Employee in writing within thirty (30) days, it shall be deemed accepted.

     6. Severance Compensation.
        -----------------------

          (a) If, at any time during the Term, Employee's employment is terminated by the Company other than for gross misconduct or is terminated by Employee for good reason, then, through the expiration of one year after the effective date of termination, the Company shall:

               (i) continue to pay Employee's base salary in the amounts and at the times provided in Subparagraph 3(a) hereof;

               (ii) continue in effect the medical/dental coverage, long and short-term disability protection, and any life insurance protection, including the Split Dollar Insurance Death benefits, being provided to Employee immediately prior to his termination;

               (iii) continue in effect the Company-paid annual physical
                    examination being provided to Employee immediately prior to his termination; and

               (iv) permit Employee to purchase his Company car at the car's wholesale value as reported in the current, as of the purchase date, edition of the Automotive Market Research
                    (AMR) publication.

          (b) If, at any time during the Applicable Period (as defined below), Employee's employment is terminated by the Company other than for gross misconduct or by Employee for good reason, then the Company shall continue to pay Employee's base salary, and shall continue in effect the benefits being provided to Employee immediately prior to his termination, in accordance with the provisions of Exhibit A to this Employment Agreement, which is hereby incorporated into this Employment Agreement by reference.

               "Applicable Period" shall mean the period beginning on the date that a "change in control", as defined in the Company's 1992 Long-Term Incentive Plan in effect as of the date of this Agreement and set forth in Exhibit B to this Employment Agreement, which is hereby incorporated into this Employment Agreement by reference, occurs, and ending on the last day for which severance pay would be payable under Paragraph I.A of Exhibit A to this Employment Agreement (after taking into account Employee's election thereunder) had Employee been terminated as of the "change in control" date. After the Applicable Period, if Employee's employment is terminated as provided in Subsection 6(a) above, Employee shall be entitled to receive the severance compensation and benefits described in such subsection.

          (c) If Employee's employment hereunder is terminated other than as specified in subparagraph 6(a) or 6(b), then, except as otherwise specifically provided in this Agreement or in a Company plan, no further compensation or benefits will be provided to Employee by the Company under this Agreement following the date of such termination.

          (d) The Company shall reimburse Employee's reasonable attorneys' fees incurred by Employee to enforce the provisions of this Employment Agreement.

     7. CONFIDENTIAL INFORMATION. Employee agrees that he will not, during the Term or at any time thereafter, either directly or indirectly, disclose or make known to any other person, firm, or corporation any confidential information, trade secret or proprietary information of the Company that Employee may acquire in the performance of Employee's duties hereunder. Upon the termination of Employee's employment with the Company, Employee agrees to deliver forthwith to the Company any and all literature, documents, correspondence, and other materials and records furnished to or acquired by Employee during the course of such employment.

     8. NON-COMPETITION. During any period in which Employee is receiving a base salary under this Agreement, whether during the Term or following termination pursuant to subsection 6(a) or 6(b), Employee shall not act as a proprietor, investor, director, officer, employee, substantial stockholder, consultant, or partner in any business engaged to a material extent in the retail drug business in direct competition with the Company in any market. Following any termination under subsection 6(a) or 6(b), Employee may obtain a release from the non-competition covenant contained in this Paragraph 8 by delivering to the Company a written waiver of Employee's right to receive any further compensation or benefits pursuant to subsection 6(a) or 6(b). If Employee violates the non-competition covenant contained in this Paragraph 8, the Company shall be relieved of any obligation to make payments or to provide benefits to Employee pursuant to subsection 6(a) or 6(b) and Employee shall return to the Company an amount equal to the value of any such payments or benefits provided to Employee while he was in the violation of this non-competition covenant.

     9. NOTICES. For purposes of this Agreement, all communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the Company, Attention: D. Dwayne Hoven, President and Chief Executive Officer, and Jack A. Staph, Senior Vice President, Secretary and General Counsel, at its principal executive office and to Employee at his principal residence, or to such other address as either party may have furnished to the other in writing and in accordance herewith; except that notices of change of address shall be effective only upon receipt.

     10. ASSIGNMENT; BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Employee, the Company, and the Company's successors and assigns. No right, benefit or interest of Employee hereunder shall be subject to assignment, anticipation, alienation, sale, encumbrance, charge, pledge, hypothecation, or to execution, attachment, levy, or similar process; except that Employee may assign any right, benefit, or interest hereunder if such assignment is permitted under the terms of any plan or policy of insurance or annuity contract governing such right, benefit, or interest.

     11. INVALID PROVISIONS. Any provisions of this Agreement that is prohibited or unenforceable shall be ineffective to the extent, but only to the extent, of such prohibition or unenforceability without invalidating the remaining portions hereof and such remaining portions of this Agreement shall continue to be in full force and effect. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable, the parties will negotiate in good faith to replace such provision with another provision that will be valid or enforceable and that is as close as practicable to the provisions held invalid or unenforceable.

     12. ENTIRE AGREEMENT, MODIFICATION. This Agreement contains the entire agreement between the parties with respect to the employment of Employee by the Company and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties, whether verbal or written. No modification, amendment, or waiver of any of the provisions of this Agreement shall be effective unless in writing, specifically referring hereto, and signed by both parties.

     13. WAIVER OF BREACH. The failure at any time to enforce any of the provisions of this Agreement or to require performance by the other party of any of the provisions of this Agreement shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement or any part of this Agreement or the right of either party thereafter to enforce each and every provision of this Agreement in accordance with the terms of this Agreement.

     14. GOVERNING LAW. This Agreement has been made in, and shall be governed and construed in accordance with the laws of, the State of Ohio.

         IN WITNESS WHEREOF, the Company and Employee have executed this Agreement on the day and year first above written.

                                 REVCO D.S., INC.



                                 By:_________________________________



                                 EMPLOYEE


                                 ------------------------------------

                                                                       EXHIBIT A
                                                                       ---------


                    CHANGE IN CONTROL SEVERANCE ENHANCEMENTS
                    ----------------------------------------


I.   ENHANCED SEVERANCE AND BENEFITS
     -------------------------------

     A. At Employee's election, submitted in writing to the Company within five (5) business days from the date of Employee's termination of employment, EITHER:

          (1) the term "one year" in Section 6(a) of the Employment Agreement shall be deleted and replaced by the term "eighteen months"; OR

          (2) the phrase "base salary" in Section 6(a)(i) of the Employment Agreement shall be deleted and replaced by the phrase "base salary plus annual bonus (assuming pro rata payment of such amount with base salary)." For this purpose, a year's "annual bonus" shall mean Employee's target bonus under the Company's bonus plan for the full fiscal year immediately preceding the change in control, and "base salary" shall mean the highest base pay paid to Employee during any one of the Company's three immediately preceding fiscal years, provided that base pay for the then-current fiscal year shall be calculated on an annualized basis, if necessary.

     B.   The benefit continuation provided for under Sections 6(a)(ii) and
          (iii) of the Employment Agreement (as extended under Paragraph I.A(1) above) shall be provided to Employee under the Company's benefit plans on terms at least as favorable to Employee as those in effect immediately prior to the change in control; provided that to the extent Employee receives comparable benefits from, and at the expense of, a subsequent employer, such benefits from the Company shall cease.

     C. The severance pay payable under Section 6(a)(i) of the Employment Agreement, as modified under Paragraph I.A above, shall be aggregated without reduction and paid in a lump sum promptly after termination of Employee's employment.

     D. The requirements of Section 8 of the Employment Agreement shall not apply to Employee.

II. BONUS FOR CURRENT FISCAL YEAR. The Company or any successor thereto shall pay Employee a cash bonus for the fiscal year in which termination occurs calculated based on the Company's financial results as of the date of termination, and annualized to equal a bonus for a twelve (12) month period.

III. SERP. Employee shall continue to be provided with coverage and benefits under the Revco D.S., Inc. Supplemental Retirement and Survivor Benefit Plan (the "SERP Plan") except that:

     A. Employee shall be credited with additional service for vesting and benefit accrual purposes in an amount equal to the period in respect of which Employee's severance benefits under Section 6(a) of the Employment Agreement are being paid, after taking into account the enhancement under Paragraph I.A(1) above;

     B. The provisions of Article V, Section 5 of the Supplemental Retirement and Survivor Benefit Plan requiring divestiture if a participant "engages in Competition" shall not be applicable to Employee; and

     C. The Company shall contribute to a rabbi trust in amounts sufficient to pay one hundred percent (100%) of Employee's SERP Plan benefits, as enhanced pursuant to Paragraph III.A above, and shall at the Company's sole cost and expense arrange for the SERP Plan to be administered by an independent third party administrator.

Company and any successor thereto shall remain obligated to honor and pay all benefits under the SERP Plan, as enhanced hereunder.

IV. CASH PAYMENT. The Company shall make a cash payment to Employee at the time set forth below equal to the amount of excise taxes (i.e., the "excise tax gross-up payment") which Employee would be required to pay pursuant to
     Section 4999 of the Internal Revenue Code of 1986, as amended ("Code"), as a result of any payments made by or on behalf of the Company or any successor thereto resulting in an "excess parachute payment" within the meaning of Section 280G(b) of the Code. In addition to the foregoing, the cash payment due to Employee under this Paragraph IV shall be increased by the aggregate of the amount of federal, state and local income and excise taxes for which Employee will be liable on account of the cash payment to be made under this Paragraph IV, such that Employee will receive the excise tax gross-up payment net of all income and excise taxes imposed on him or her on account of the receipt of the excise tax gross-up payment. The computation of this payment shall be determined, at the expense of the Company, by an independent accounting, actuarial or consulting firm selected by the Company. Payment of the cash amount set forth above shall be made at such time as the Company shall determine, in its sole discretion, but in no event later than the date five (5) business days before the due date, without regard to any extension, for filing Employee's federal income tax return for the calendar year which includes the date as of which the aforementioned "excess parachute payments" are determined. Notwithstanding the foregoing, there shall be no duplication of payments by the Company under this Paragraph IV in respect of excise taxes under
     Section 4999 of the Code to the extent the Company is making cash payments in respect of such excise taxes for any other arrangement with Employee. In the event that Employee is ultimately assessed with excise taxes under
     Section 4999 of the Code as a result of payments made by the Company or any successor thereto which exceed the amount of excise taxes used in computing Employee's payment under this Paragraph IV, the Company or its successor shall indemnify Employee for such additional excise taxes plus any additional excise taxes, income taxes, interest and penalties resulting from the additional excise taxes and the indemnity hereunder.

V.   OTHER BENEFITS.
     ---------------

     A. LONG TERM INCENTIVE PLAN. Subject to the requirements of applicable law and any administrative procedures and policies deemed appropriate by the Company, the Company shall make a cashless exercise procedure available to Employee for the exercise of Employee's options under the 1992 Long Term Incentive Plan ("LTIP"), to the extent vested (including options which became vested in connection with a "Change in Control" under the terms of Employee's Award Agreements under the
          LTIP), pursuant to which Employee will receive cash upon the exercise of options without making any direct payment of cash or property to the Company. The net amount due to Employee, after payment of the exercise price and taxes in accordance with applicable provisions of the LTIP, will be paid by the Company based on the greater of (i) the fair market value of the Company's shares of common stock, and (ii) the highest per share consideration to be paid for the Company's shares in any Change in Control transaction. SEE Section V.C below for special provisions applicable to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     B. EMPLOYEE STOCK PURCHASE PLAN. The then-current offering period under the Employee Stock Purchase Plan ("ESPP") shall be shortened so as to enable Employee to exercise options thereunder as of the date occurring as soon as administratively practicable. The date used under the preceding sentence shall be deemed to be the last day of the current offering for all purposes of the ESPP. SEE Section V.C below for special provisions applicable to individuals subject to Section 16 of the Exchange Act.

     C. CASH PAYMENTS. If Employee is subject to Section 16 of the Exchange Act, then to the extent Employee would be deprived of the benefits of exercise under the LTIP and/or the ESPP, as described above, by reason of such Section or the Rules issued thereunder, Employee shall be provided with the alternative of receiving a cash payment approximating the loss of such benefits under a cash compensation plan implemented by the Company.

     D. OUTPLACEMENT SERVICES. In the event of Employee's termination of employment other than for cause within the period ending one (1) year from the change in control, the Company or any successor thereto will provide Employee with outplacement services from a recognized outplacement provider selected by the Company.

VI. ADDITIONAL CONSIDERATIONS. To the extent any provisions of this Exhibit A modify the terms of any existing plan, policy or arrangement affecting the compensation or benefits of Employee, such modification as set forth herein shall be deemed amendments to such plan, policy or arrangement as to Employee, and Employee consents to such amendments.

                                                                       EXHIBIT B
                                                                       ---------



          (EXCERPT FROM THE LTIP, AS ADOPTED ON JULY 27, 1992. ALL DEFINED TERMS USED IN THE DEFINITION OF "CHANGE IN CONTROL", INCLUDING THOSE SET FORTH BELOW, ARE ALSO INCORPORATED INTO THIS AGREEMENT BY REFERENCE.)


     "CHANGE IN CONTROL" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirements; provided, that, without limitation, a Change in Control shall be deemed to have occurred if:

     (a) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that: (i) the twenty percent (20%) threshold of this clause (a) shall be increased to fifty percent (50%) in the case of any such "person" who, on the date this Plan is adopted by the Board, is such a "beneficial owner" directly or indirectly, of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's then outstanding securities; and (ii) a Change in Control shall not be deemed to occur under this clause (a) by reason of the acquisition of securities by the Company or an employee benefit plan (or any trust funding such a plan) maintained by the Company, or by reason of the new issuance of securities directly by the Company;

     (b) during any period of one (1) year there shall cease to be a majority of the Board comprised of Continuing Directors; or

     (c) (i) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

     "COMPANY" means Revco D.S., Inc., and, solely for purposes of Sections 2.4 and 19 of the Plan, any other corporation in an unbroken chain of corporations ending with

Revco D.S., Inc. that owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of Revco D.S., Inc.

     "CONTINUING DIRECTORS" means individuals who at the beginning of any period (not including any period prior to the adoption of this Plan) of one (1) year constitute the Board, any new director(s) duly selected as a nominee or nominees pursuant to the Stockholder's Agreement dated as of June 1, 1992 by and between the Company and Zell/Chilmark Fund L.P., as such agreement may be amended, restated, supplemented or otherwise modified from time to time, and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.